                                                                    Exhibit 99.3

The following table sets forth certain of Weider's selected historical combined consolidated financial information and the notes related thereto. The selected historical combined consolidated financial information as of December 31, 2000 and 2001 and for the fiscal years ended May 31, 1999 and 2000, the seven months ended December 31, 2000 and the fiscal year ended December 31, 2001 has been derived from, and should be read in conjunction with, the audited historical combined consolidated financial statements of Weider Publications, Inc. and subsidiaries and Weider Interactive Networks, Inc. and the related notes thereto, which are included elsewhere in this Form 8-K. The selected balance sheet data as of May 31, 2000 and 1999 has been derived from the audited financial statements of Weider Publications, Inc. and subsidiaries for such years, which are not included in this Form 8-K. The selected financial information as of September 30, 2002 and for the nine months ended September 30, 2001 and 2002 has been derived from, and should be read in conjunction with, the unaudited historical condensed combined consolidated financial statements of Weider Publications, Inc. and subsidiaries and Weider Interactive Networks, Inc., which are included elsewhere in this Form 8-K.
In our opinion, all adjustments (which consist only of normal recurring entries) considered necessary for a fair presentation have been included in the unaudited condensed combined consolidated financial statements.
Interim results for the nine months ended September 30, 2002 are not necessarily indicative of, or projections for, the results to be expected for the full fiscal year ending December 31, 2002. The selected balance sheet data as of September 30, 2001 has been derived from unaudited financial statements as of such date, which are not included in this Form 8-K.

                   SELECTED HISTORICAL FINANCIAL INFORMATION

------------------------------------------------------------------------------------------------------------
                                                                                                     WEIDER
------------------------------------------------------------------------------------------------------------
                                        FISCAL YEARS       SEVEN MONTHS   FISCAL YEAR        NINE MONTHS
                                            ENDED             ENDED          ENDED              ENDED
                                           MAY 31,         DECEMBER 31,   DECEMBER 31,      SEPTEMBER 30,
                                     -------------------   ------------   ------------   -------------------
(IN THOUSANDS)                         1999       2000         2000           2001         2001       2002
------------------------------------------------------------------------------------------------------------
                                                                                             (UNAUDITED)
OPERATING REVENUES:
   Circulation.....................  $ 50,345   $ 45,405   $     26,472   $     46,834   $ 35,200   $ 34,871
   Advertising.....................    65,619     84,187         53,592         98,985     77,993     87,355
   Other...........................     2,560      3,522          1,820          2,338      1,506      2,906
                                     -----------------------------------------------------------------------
      Net revenues.................   118,524    133,114         81,884        148,157    114,699    125,132
OPERATING EXPENSES:
   Cost of goods sold..............    62,180     65,566         40,175         63,398     48,909     49,536
   Circulation and selling.........    29,591     31,066         18,596         27,297     19,621     22,832
   Product management..............     9,496     10,385          6,088         11,785      7,934      9,063
   General and administrative......    14,673     14,856         10,939         21,367     15,917     14,965
   Employee bonuses................     1,900      2,091          1,108          4,408      3,287      3,750
   Litigation settlement(1)........         -          -              -              -          -      2,025
   Depreciation and amortization...     4,696      5,722          3,368          5,510      3,995      2,838
                                     -----------------------------------------------------------------------
      Total operating expenses.....   122,536    129,686         80,274        133,765     99,663    105,009
                                     -----------------------------------------------------------------------
Income (loss) from operations......    (4,012)     3,428          1,610         14,392     15,036     20,123
OTHER INCOME (EXPENSE):
   Interest -- net.................       282       (258)           528         (1,196)      (273)    (2,739)
   Miscellaneous -- net............      (272)       (29)             2            (14)       (10)      (181)
   Reimbursement of discontinued
      magazine from Weider Health
      and Fitness(2)...............         -      2,743          2,728            238        375          -
   Gain on sale of business(3).....     3,475        656              -              -          -          -
   Equity in loss of
      affiliate(4).................         -       (518)             -              -          -          -
                                     -----------------------------------------------------------------------
Income (loss) before income
   taxes...........................      (527)     6,022          4,868         13,420     15,128     17,203
Provision (benefit) for income
   taxes...........................       (17)     2,442          1,919          5,636      6,298      7,222
                                     -----------------------------------------------------------------------
Income before cumulative effect of
   a change in accounting
   principle.......................      (510)     3,580          2,949          7,784      8,830      9,981
Cumulative effect of a change in
   accounting principle, net of tax
   of $10,472(5)...................         -          -              -              -          -    (14,461)
                                     -----------------------------------------------------------------------
Net income (loss)..................  $   (510)  $  3,580   $      2,949   $      7,784   $  8,830   $ (4,480)
                                     -----------------------------------------------------------------------
OTHER DATA:
   EBITDA(6).......................  $ 11,975   $ 14,396   $      7,706   $     20,140   $ 19,406   $ 24,986
   Capital expenditures............     2,973      3,301            618          2,651      2,424      1,847
BALANCE SHEET DATA (AT END OF
   PERIOD):
   Total assets....................  $123,699   $126,553   $    125,704   $    134,608   $128,941   $ 70,385
   Total debt......................    55,268     53,973         53,657         50,267     50,427     40,582
   Total stockholder's equity......    26,057     27,845         29,643         41,628     38,933    (12,815)
------------------------------------------------------------------------------------------------------------

(1) Represents costs related to a settlement with a former Weider executive who was terminated in March 2001. See Footnote 6 to Weider's interim unaudited financial statements included elsewhere in this Form 8-K.

(2) Represents a portion of the operating losses related to Jump which were reimbursed by Weider Health and Fitness. The total operating losses related to Jump are $375, $238, $2,728, $5,246 and $7,751 for the nine months ended September 30, 2001, the fiscal year ended December 31, 2001, the period ended December 31, 2000 and the fiscal years ended May 31, 2000 and 1999, respectively.

(3) Represents gain on sale of Senior Golfer. See Footnote 2 of Weider's audited financial statements included elsewhere in this Form 8-K.

(4) Equity loss represents a loss on an investment on a minority owned website eNutrition. See Footnote 14 of Weider's audited financial statements included elsewhere in this Form 8-K.

(5) Represents an impairment charge to write off all goodwill net of tax related to the acquisition of Natural Health.

(6) EBITDA is defined as operating income plus depreciation and amortization, litigation settlement charges, severance charge to former officer and operating loss of discontinued magazine (Jump). EBITDA should not be considered in isolation or as a substitute for net income or cash flows from operations, which have been prepared in accordance with GAAP or as a measure of our operating performance, profitability or liquidity. We believe EBITDA provides useful information regarding our ability to service our debt, and we understand that such information is considered by certain investors to be an additional basis for evaluating a company's ability to pay interest and repay debt. EBITDA measures presented herein may not be comparable to similarly titled measures of other companies due to differences in methods of calculation. A reconciliation from operating income to EBITDA is as follows:

------------------------------------------------------------------------------------------------------------
WEIDER
------------------------------------------------------------------------------------------------------------
                                        FISCAL YEARS       SEVEN MONTHS   FISCAL YEAR        NINE MONTHS
                                            ENDED             ENDED          ENDED              ENDED
                                           MAY 31,         DECEMBER 31,   DECEMBER 31,      SEPTEMBER 30,
                                     -------------------   ------------   ------------   -------------------
(IN THOUSANDS)                         1999       2000         2000           2001         2001       2002
------------------------------------------------------------------------------------------------------------
Income (loss) from operations......  $ (4,012)  $  3,428   $      1,610   $     14,392   $ 15,036   $ 20,123
   Add (deduct):
   Depreciation and amortization...     4,696      5,722          3,368          5,510      3,995      2,838
   Litigation settlement(1)........         -          -              -              -          -      2,025
   Severance charge to former
      officer(a)...................     3,540          -              -              -          -          -
   Operating loss of discontinued
      magazine (Jump)(b)...........     7,751      5,246          2,728            238        375          -
                                     -----------------------------------------------------------------------
EBITDA.............................  $ 11,975   $ 14,396   $      7,706   $     20,140   $ 19,406   $ 24,986
------------------------------------------------------------------------------------------------------------

   (a) Represents adjustment related to severance for former officer.

   (b) Represents operating losses from a discontinued magazine, Jump. A portion or all of these operating losses in the amount of $375, $238, $2,728 and $2,743 for the nine months ended September 30, 2001, the fiscal year ended December 31, 2001, the period ended December 31, 2000 and the fiscal year ended May 31, 2000, respectively, was reimbursed by Weider Health and Fitness. See Footnote 15 to Weider's audited financial statements included elsewhere in this Form 8-K.

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